SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
November 28, 2008

FastFunds Financial Corporation
(Exact name of registrant as specified in charter)

Nevada	000-33053	87-0425514
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

319 Clematis Street – Suite 703
West Palm Beach, Florida 33401
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (561) 514-9042

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 28, 2008, Mr. Aaron A. Grunfeld resigned as a member of our board of directors.  The Company has no standing committees on which Mr. Grunfeld served.  There were no disagreements between the Company and Mr. Grunfeld related to Mr. Grunfeld’s resignation from our board of directors.

  Item 9.01     Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit	Description
99.1	Letter of Resignation from Mr. Aaron A. Grunfeld dated November 28, 2008 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION
Date: December 3, 2008	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary